Exhibit 99.1

Investor Meeting March 16, 2015

Disclosure Regarding Forward - Looking Statements This report contains forward - looking statements within the meaning of the federal securities laws. Other than statements of historical facts, all statements which address activities, events, or developments that the Company anticipates will or may occur in the future, including but not limited to such things as future capital expenditures, expansion, strategic plans, financial objectives, dividend payments, stock repurchases, growth of the Company’s business and operations, including future cash flows, revenues, and earnings, and other such matters, are forward - looking statements. These forward - looking statements are based on many assumptions and factors which are detailed in the Company’s filings with the Securities and Exchange Commission, including the effects of currency fluctuations, customer demand, fashion trends, competitive market forces, uncertainties related to the effect of competitive products and pricing, customer acceptance of the Company’s merchandise mix and retail locations, the Company’s reliance on a few key vendors for a majority of its merchandise purchases (including a significant portion from one key vendor), pandemics and similar major health concerns, unseasonable weather, deterioration of global financial markets, economic conditions worldwide, deterioration of business and economic conditions, any changes in business, political and economic conditions due to the threat of future terrorist activities in the United States or in other parts of the world and related U.S. military action overseas, the ability of the Company to execute its business and strategic plans effectively with regard to each of its business units, and risks associated with global product sourcing, including political instability, changes in import regulations, and disruptions to transportation services and distribution. For additional discussion on risks and uncertainties that may affect forward - looking statements, see “ Risk Factors ” disclosed in the 2013 Annual Report on Form 10 - K. Any changes in such assumptions or factors could produce significantly different results. The Company undertakes no obligation to update forward - looking statements, whether as a result of new information, future events, or otherwise. 1

Presenters Dick Johnson President and Chief Executive Officer Lauren Peters Executive Vice President and Chief Financial Officer Jake Jacobs President and Chief Executive Officer Foot Locker North America Dowe Tillema President and Chief Executive Officer Footlocker.com/Eastbay 2

Agenda Progress against 2012 – 2016 Plan 2015 – 2020 Strategic Plan New 2020 Goals 3

4 • Create a clear customer focus to drive performance in our core athletic banners • Make our stores and Internet sites more exciting, relevant places to shop and buy • Deliver exceptional growth in high - potential business segments • Aggressively pursue brand expansion opportunities • Increase the productivity of all of our assets • Build on our i ndustry leading retail team • Sales: $7.5 B • Sales per gross square foot: $500 • EBIT: 11% • Net Income: 7% • ROIC: 14% • Inventory Turns: > 3.0 2012 - 2016 Strategic Plan To be the leading global retailer of athletically inspired shoes and apparel. BE A TOP QUARTILE PERFORMER ACHIEVE RESULTS EXECUTE STRATEGIES 4

Platform WE KNOW GAME FIRST CHOICE FOR ATHLETES APPROVED OWN IT The Wardrobe Create a clear Customer Focus Performance Lifestyle Strategy: Create a clear customer focus to drive performance in our core athletic banners Key Accomplishments: • Further amplified banner segmentation • Elevated store presentation and strengthened product mix • Developed stronger vendor collaborations, creating exciting store and online destinations • Created powerful, memorable marketing campaigns and extended media capabilities 5

Make our stores and internet sites more Exciting and Relevant Strategy: Make our stores and internet sites more exciting, relevant places to shop and buy Key Accomplishments: • Created new store environments to deliver powerful product stories • Enhanced customer communication across channels • Increased customer engagement with compelling digital and store experiences • Implemented new associate hiring and training tools to better serve our customers 6

Deliver exceptional growth in High - Potential Business Segments. Strategy: Deliver exceptional growth in high - potential business segments Key Accomplishments: • Expanded Kids’ to play a more significant role in all of our businesses • Developed a brand new women’s concept, SIX:02, and stabilized Lady Foot Locker • Continued to build Team Services and Sales business 7

Aggressively pursue brand Expansion Opportunities. Strategy: Aggressively pursue brand expansion opportunities Key Accomplishments: • Aggressively built digital sales to 12.1 percent of total sales • Strengthened presence in Europe through the acquisition of Runners Point Group • Expanded vendor partnerships, such as House of Hoops and Nike Yardline, Puma Lab, and adidas Collective • Began testing and development of new brand concepts 8 8.4% 8.6% 9.1% 9.9% 11.0% 12.1% 5% 7% 9% 11% 13% 2009 2010 2011 2012 2013 2014 Direct - to - Consumer Percent of Sales

Increase the Productivity of All of Our Assets Strategy: Increase the productivity of all of our assets Key Accomplishments: • Drove significant increases in key metrics: sales per gross square foot, inventory turnover, and return on invested capital • Significantly increased selling staff productivity • Improved space planning and performance • Enhanced inventory visibility across channels 333 360 406 443 460 490 300 350 400 450 500 550 2009 2010 2011 2012 2013 2014 3.0 3.1 3.3 3.5 3.5 3.7 2.5 3.0 3.5 4.0 2009 2010 2011 2012 2013 2014 Inventory Turn * * Calculated externally as COGS divided by Average Inventory (Five Quarters). Our official 3X Inventory Turn goal is based on proprietary internal measures. CAGR +8% Sales per Gross Square Foot 9

Build On Our Industry Leading Retail Team Strategy: Build on our industry leading retail team Key Accomplishments: • Implemented a new applicant hiring system • Installed a new labor scheduling tool • Enhanced associate training programs • Created a new global leadership model 10

6.5 7.2 4.9 5.0 5.6 6.1 4 5 6 7 8 2009 2010 2011 2012 2013 2014 Our Performance has continued to be strong Profit graph 2010 - 2012 Add data row under chart of EPS and Stock price by year 14.1% 15.0% 5.3% 8.3% 11.8% 14.2% 0% 2% 4% 6% 8% 10% 12% 14% 16% 2009 2010 2011 2012 2013 2014 Return on Invested Capital Sales (in $ billions) CAGR +8% Comp: 9.4% 4.2% 8.0% 9.8% 5.8% 5.8% 11

676 816 138 274 446 602 0 200 400 600 800 1,000 2009 2010 2011 2012 2013 2014 Profit graph 2010 - 2012 Add data row under chart of EPS and Stock price by year 432 522 380 281 173 85 0 100 200 300 400 500 600 2009 2010 2011 2012 2013 2014 Net Income (in $ millions) CAGR EBIT (in $ millions) CAGR +44% Note: Values represent non - GAAP results . +43% Margin: 9.9% 10.4% 11.4% 7.9% 5.4% 2.8% EPS: $2.47 $2.87 $ 3.58 $1.82 $ 1.10 $0.54 Our Performance has continued to be strong 12

Original 5 - Year Current Long - 2009 Plan Objective 2014 Term Objective Sales (billions) $4.9 $6.0 $7.2 $7.5 Sales Per Gross Square Foot $333 $400 $490 $500 Earnings Before Interest and Taxes % 2.8% 8.0% 11.4% 11.0% Net Income % 1.8% 5.0% 7.3% 7.0% Return on Invested Capital 5.3% 10.0% 15.0% 14.0% Footnote: Our original objectives were established in early 2010 and replaced by the current long - term objectives in early 2012. We have already achieved many of our current objectives Note: Certain values represent non - GAAP results . 13

Agenda Progress against 2012 – 2016 Plan 2015 – 2020 Strategic Plan New 2020 Goals 14

2015 – 2020 Strategic Plan New Strategic Priorities New Strategic Framework • Drive performance in the Core Business with compelling customer engagement • Deliver exceptional growth in Women’s • Expand our leading position in Kids ’ • Build Apparel penetration and profitability • Build a more powerful Digital business with customer - focused channel connectivity • Aggressively pursue European expansion opportunities • Build on our industry - leading team by embracing the power of our People 15

Drive performance in the core business with compelling customer engagement Core business: Selling basketball , running, and casual footwear in our men’s stores in the United States. Kids' Europe Women’s Digital Apparel Core Business Customer Engagement People 1. Create fresh, engaging store environments 2. Promote and extend our brands and stores through 360 ⁰ marketing to best reach our customers at all touch points 3. Provide our sales associates with the tools and training to best serve our customers 4. Build a highly - compelling , locally - relevant footwear and apparel assortment 5. Leverage our strength as the power player in Running, Basketball, and Classic shoes Key Actions 16

Core Business: 1) Create fresh, engaging store environments 17

Core Business: 1) Create fresh, engaging store environments 18

Core Business: 1) Create fresh, engaging store environments 19

Core Business: 1) Create fresh, engaging store environments 20

Core Business: 1) Create fresh, engaging store environments 21

Core Business: 1) Create fresh, engaging store environments 22

Core Business: 1) Create fresh, engaging store environments 23

Core Business: 1) Create fresh, engaging store environments 24

Core Business: 1) Create fresh, engaging store environments 25

• Increase investment in and development of content • Shift investments from traditional media buys to digital while also capturing viral opportunities • Integrate marketing content into banner websites Always on Watch everywhere Social 26 Core Business: 2) Promote and extend through 360 ⁰ marketing This image cannot currently be displayed. Social Participatory TV

Core Business: 2) Promote and extend through 360 ⁰ marketing • Connect with our customers through social media and increase two - way dialogue • Drive platform innovation • Expand customer analytics 27

• Grow mobile and cross - channel commerce over next five years • Increase investment in mobile content and media • Develop and deliver new banner APPs • Increase effectiveness of our Loyalty programs • Leverage newly - accessible cross - channel view of the customer Core Business: 2) Promote and extend through 360 ⁰ marketing 28

Core Business: 3) Provide our sales associates with tools and training • Provides integrated cross channel inventory visibility 29 • Connects with labor management system to enhance scheduling efficiency • Drives productivity and sales per hour

Core Business: 4) Build a highly - compelling , locally - relevant footwear and apparel assortment – Faster turns – Lower markdowns – Lower freight expense Next Steps: – Phase 2: Order planning pilot and rollout Utilize Business Intelligence tool to strengthen sales analytics and inventory productivity – Identify customer buying patterns – Optimize product sell - throughs – Identify “ lost sales” more quickly – Provide enhanced cross - channel visibility – Improve operational KPIs at the store operations level 30 Will get the right product, in the right size, in the right store, at the right time. In turn, this will lead to:

Core Business: 5) Leverage our strength as the power player in Running, Basketball, and Classic Shoes 31

Expand our leading position in Kids’ Kids' Europe Women’s Digital Apparel Core Business People Customer Engagement 1. Develop Kids’ business globally 2. Drive a full - family experience by building connectivity with parents and kids in stores and online 3. Leverage our strength as the power player for kids in Basketball, Running, and Classic shoes, and Apparel Key Actions 32

Kids: 1) Develop Kids’ business globally KFL Fly Zone store count 2014 Total 2020 Potential Total Stores 7 100+ 33 KFL U.S. store count 2014 Total 2020 Potential Total Stores 338 450+ KFL (International) store count 2014 Total 2020 Potential Total Stores 19 60+

Kids : 2 ) Drive a full - family experience • Tell stronger stories • Provide fun features to engage kids • Develop omni - channel connectivity • Provide fun and informative online content for kids and parents 34

Kids: 2) Drive a full family experience • Inspire kids with powerful content • Build trust, excite, and inform parents • Strong cause marketing 35

Kids : 3) Leverage our strength as the power player for kids in Basketball, Running, and Classic shoes, and Apparel • Continue to lead in: • L ifestyle Running • Signature Basketball • Classics • Apparel 36 Mt. Druitt – New South Wales

Aggressively pursue European expansion opportunities Kids' Europe Women’s Digital Apparel Core Business Customer Engagement People 1. Continue to expand Foot Locker banner in opportunity markets 2. Expand Runners Point and Sidestep into additional countries 3. Leverage our strength as a power player in key product categories – Running, Basketball, Women’s, Kids’, Casual, and Apparel 4. Build capability for substantial digital growth Key Actions 37

Europe: 1) Continue to expand Foot Locker banner Right Market Right Brand Right Location Right Size Right Layout 38

Store Penetration - Europe Penetration Adequately Penetrated Underpenetrated No Stores Europe: 1) Continue to expand the Foot Locker banner 39

Europe: 2) Expand Runners Point and Sidestep into additional countries All Things Running Lifestyle Performance, Lifestyle, and U.S. Heritage 40

Europe: 3) Leverage our strength as a power player in key product categories – Running, Basketball , and Lifestyle • Lead through innovation • Build modern comfort category • Create launch culture • Increase House of Hoops footprint • Stronger messaging around signature launches • Drive the Jordan brand • Leverage key events • Lead court revival • Partner with vendors to drive apparel • Power stories across channels 41

Europe: 3) Leverage our strength as a power player in Apparel • Introduce two pillar strategy – Leverage our sports heritage • Basketball • Running • Soccer – Amplify lifestyle apparel • Refine our product focus – Build a more premium product offering • Elevate the consumer experience 42

Europe: 3) Leverage our strength as a power player in Women’s and Kids’ • Enhance our storytelling • Expand destination zones in key stores • Increase Kids Foot Locker footprint • Stand for the latest and greatest athletic trends • Apparel – B uild on basketball, link to modern comfort running, maximize lifestyle soccer • Fine - tune product mix and sizing 43

Europe: 3) Leverage our strength as a power player – Runners Point • Running • Women’s • Apparel • Present assortment under Run - Train - Live umbrella • Emphasize Performance, maintain Lifestyle running • Focus on key brands • Leverage connection to performance footwear • Utilize Private Label to fill product gaps • Lifestyle • Focus on athletic lifestyle and fashion footwear • Increase Women’s footwear • Target premium non - athletic footwear brands • Increase digital sales penetration 44

Europe: 4) Build capability for substantial digital growth • Create more content, emphasize local • Expand launch calendars • Create targeted mobile advertising • Expand digital footprint to new markets • All campaigns to have mobile elements • Full site responsive design • Consolidated customer support • Agile front - end development • Enable testing and rapid deployments • Grow in - house content creation 45

Build Apparel penetration and profitability Kids' Europe Women’s Digital Apparel Core Business Customer Engagement People 1. Enhance banner segmentation by clearly identifying the role of each brand and apparel category 2. Strengthen capabilities by investing in talent and tools 3. Improve responsiveness and speed to market by working with existing vendors and expanding vendor base 4. Improve presentation across the fleet and display full brand stories 5. Actively manage product life cycles Key Actions 46

Build Apparel penetration and profitability 47 23.7% 22.8% 22.8% 23.6% 24.1% 23.2% 20.7% 24.8% 26.3% 27.5% 28.0% 18% 20% 22% 24% 26% 28% 30% 32% 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 Apparel / Accessories Penetration

• Focus on depth • Core categories • Minimal space allocation • Limited vendors Presentation examples: Characteristics: • Focus on depth and breadth • Core Plus categories • Space investment • Use of Private Label to fill in range • Focus on product range breadth • Adjacent categories • Vendor breadth • Higher markdowns • Faster turn Divisions: Europe Canada Aspirational role: Asia Pacific Apparel: 1) Enhance banner segmentation 48

• Building off the success of our banner differentiation in footwear, establish an apparel strategy that: – also clearly differentiates each banner – manages assortment overlap – levers our breadth of store formats • Partner with key vendors on these differentiation strategies • Establish a Private Label sourcing model emphasizing speed to market • Narrow our licensed apparel assortments and focus on locally - relevant items 49 Apparel: 1) Enhance banner segmentation

• Increase our focus on the recruitment and development of talented apparel merchants • Invest in training and development of our store associates’ ability to present and sell apparel Apparel: 2) Strengthen capabilities by investing in talent and tools 50

• Partner with vendors to deliver enhanced speed - to - market • Deliver premium assortments to differentiate from competition and vertical retailers Apparel: 3) Improve responsiveness and speed to market • Utilize a new testing process to respond to emerging trends • Enhance our Private Label assortments by reducing lead times and staying closer to market 51

• Leverage our store remodels and vendor partnerships to elevate in - store merchandising of apparel • Maximize our partnership with key vendors to tell complete brand stories • Utilize space planning to optimize fixture assortments and tell more meaningful stories • Develop and test new merchandising ideas Apparel: 4) Improve presentation across the fleet 52

Apparel: 5) Actively manage product life cycles Introduction Growth Maturity Decline Life Cycle Management 53

Build a more powerful Digital business with customer - focused channel connectivity Kids' Europe Women’s Digital Apparel Core Business Customer Engagement People 1. Create a more engaging, personalized digital experience that reflects each brand’s essence 2. Invest in technology platforms that deliver a high quality, coordinated shopping experience online, in - store , and on mobile 3. Meet customer needs by leveraging our entire company’s capabilities Key Actions 54

• Customer - generated content • Meaningful information • Inspirational stories • Social conversations • Expanded use of videos to capture viral opportunities Digital: 1) Create a more engaging, personalized digital experience 55

KFL “Below the Fold” test Lifestyle vs. product image test Digital: 1) Create a more engaging, personalized digital experience • Continually test our sites to: • Measure different experiences and preferences • Determine optimal presentation and interaction to drive shop and buy behavior • Benchmark performance • Use focus groups to test scenarios • Make changes and deploy them to one, some, or all banners 56

• The database provides us with a single view of the customer, allowing for a more personalized interaction • The database also allows us to identify previously unknown customers (e.g., in - store cash shoppers ) ANONYMOUS PERSONALIZED IDENTIFYING EVENT - Purchase in store - Purchase online - Register as user - VIP Sign In - Sign up for emails - Sign up for texts Digital: 1) Create a more engaging, personalized digital experience 57

• Our mobile investment has produced a superior customer experience, which has garnered industry recognition Digital: 2) Invest in technology platforms • New capabilities, functions, and features • Replace current Order Management System / ERP platform with a more powerful, scalable platform • Upgrade warehouse management system to improve efficiencies • Implement new customer - facing functions and features to enhance customer experience 58

• Greater inventory visibility and accessibility – Stock locator – Buy online, ship from store (BOSS) – Buy online, reserve in - store (BORIS) – Same day delivery – Handhelds • 360⁰ touch points drive greater customer interactions Expanded access to inventory provides a significant opportunity for higher margins Digital: 3) Meet customer needs by leveraging our entire company’s capabilities 59

• Shop within a shop concept (Eastbay and Champs Sports) • Continue to refine the digital experience • Expand sport and product offerings • Adjust more rapidly to changing sports seasons • Expand Eastbay Performance Zone test Digital: 3 ) Meet customer needs by leveraging our entire company’s capabilities 60

Growth opportunities in new and current states Eastbay Team Sales growth Digital: 3 ) Meet customer needs by leveraging our entire company’s capabilities 61

Deliver exceptional growth in Women’s Kids' Europe Women’s Digital Apparel Core Business Customer Engagement People 1. Develop SIX:02 into our primary Women’s brand 2. Strengthen SIX:02 customer connection by building brand awareness and providing superior online and store experiences 3. Build apparel through vendor partnerships and diversifying the vendor base 4. Expand Women’s business to play a more significant role in all of our relevant banners Key Actions 62

Women’s competitive overview Women’s athletic market • A hot market – many new entrants – “athleisure” • Strong apparel growth, led by tights / bottoms • Fashion sneaker presence • High customer expectation for fit, function & style Women’s Athletic Specialty Athletic Sporting Goods Digital Vendor Non - Athletic Specialty Department Stores 63

2012 2013 / 2014 2015 2016 & beyond • Defined the concept • Launched the business • 3 stores in November • Launched SIX02.com • 12 new stores • Began market based expansion • 20 new stores planned • Refine concept • Begin to build national awareness Aggressively expand brand Women’s: 1) Develop SIX:02 into our primary Women’s brand 64 3 15 +++ TOTAL STORES

• Customer focus - Clearly defined core customer - Know and meet her needs • Product - Develop a curated, elevated assortment - Create strong stories styling her athletic life - Coordinate footwear, apparel, and accessories • Experience - A store designed for her - Deliver a strong service model - Convey compelling digital experiences • Awareness - Build the SIX:02 brand and community - Establish national , market, and local outreach programs Women’s: 1) Develop SIX:02 into our primary Women’s brand 65

Women’s: 2) Strengthen SIX:02 Customer Connection - Awareness • Fitness community outreach • Plan local store events • Increase awareness • Tell power stories • Utilize digital , social, fitness influencers • Build #six02moment campaign • Geo - targeted media, digital • Host keystone market events 66

• Elevate visual storytelling – Power categories – Outfits and styling • Develop a sense of urgency through “limited edition” products • Align 360 ⁰ messaging • Deliver fit and styling services • Build strong store teams who relate to our core customer • Partner with stores on community outreach Women’s: 2) Strengthen SIX:02 Customer Connection - Experience 67

Women’s: 3) Build apparel by expanding vendor base • Develop vendor base and offering • Build power categories (e.g., pants, sports bras) • Tell fashion / outfit stories • Enhance apparel business management tools and processes 68

• Current store in Santa Monica, CA • Elevated product, events, service model • Developing additional test store formats Women’s: 3) Build apparel through vendor partnership 69

Women’s: 4) Expand Women’s business in all relevant banners • Define core female customer for each banner • Differentiate assortments for each banner’s female customers • Refine service model for female customers in each banner and geography 70 Europe Asia Pacific Canada

Build on our Industry - leading team by embracing the power of our people Kids' Europe Women’s Digital Apparel Core Business Customer Engagement People 1. Build on our reputation as a great place to work with a strong culture and a highly - engaged work force 2. Attract and retain talent with a powerful and inclusive employment brand 3. Accelerate our capability to drive operational performance and enable associates to reach their full potential 4. Create a connected, diverse, and high - performing organization Key Actions 71

Build on our reputation as a great place to work Attract and retain talent Accelerate capability to drive performance Create a connected, diverse, and high - performing organization People: Maximize the potential of our People Bench strength Engagement Retention 72

People: Build On Our Industry - Leading Retail Team Core Values: integrity , leadership, excellence, service, team work, innovation and community. Leadership Levers: Three levers that categorize the core dimensions of leadership: Personal Passion, People Passion and Business Passion. Leadership Attributes: Seven attributes that identify the expectations for Foot Locker, Inc. Leaders: Be a Pro, Break Records, Build Capability, Bring Others Along, Play to Win, Focus on the Future and Love the Game. Foot Locker, Inc. Leadership 73

Critical actions s ummary (1/2) 1. Create fresh, engaging store environments 2. Promote and extend our brands and stores through 360 ⁰ marketing to best reach our customers at all touch points 3. Provide our sales associates with the tools and training to best serve our customers 4. Build a highly - compelling, locally relevant footwear and apparel assortment 5. Leverage our strength as the power player in Running, Basketball, and Classic shoes 1. Develop Kids’ business globally 2. Drive a full - family experience by building connectivity with parents and kids in stores and online 3. Leverage our strength as the power player for kids in in Basketball, Running, and Classic shoes, and Apparel 1. Continue to expand Foot Locker banner in opportunity markets 2. Expand Runners Point and Sidestep into additional countries 3. Leverage our strength as a power player in key product categories: Running, Basketball, Women’s, Kids’, Casual, and Apparel 4. Build capability for substantial digital growth 74

Critical actions s ummary (2/2) 1. Create a more engaging, personalized digital experience that reflects each brand’s essence 2. Invest in technology platforms that deliver a high quality, coordinated shopping experience online, in - store, and on mobile 3. Meet customer needs by leveraging our entire company’s capabilities 1. Enhance banner segmentation by clearly identifying the role of each brand and apparel category 2. Strengthen capabilities by investing in talent and tools 3. Improve responsiveness and speed to market by working with existing vendors and expanding vendor base 4. Improve presentation across the fleet and display full brand stories 5. Actively manage product life cycles 1. Build on our reputation as a great place to work, with a strong culture and a highly - engaged work force 2. Attract and retain talent with a powerful and inclusive employment brand 3. Accelerate our capability to drive operational performance and enable associates to reach their full potential 4. Create a connected, diverse, and high - performing organization 1. Develop SIX:02 into our primary Women’s brand 2. Strengthen SIX:02 customer connection by building brand awareness and providing superior online and store experiences 3. Build apparel through vendor partnerships and diversifying the vendor base 4. Expand Women’s business to play a more significant role in all of our relevant banners 75

Agenda Progress against 2012 – 2016 Plan 2015 – 2020 Strategic Plan New 2020 Goals 76

2015 - 2020: New Goals Be a top quartile performer • Sales of $10 billion • Sales per Gross Square Foot $600 • Earnings Before Interest and Taxes 12.5% • Net Income 8.5% • Return on Invested Capital 17% • Inventory Turnover 3+ times 77

Financial Objectives By 2020 2014 2020 Objective Gross Margin Rate 33.2% 33.5% - 34% SG&A Rate 19.9% 18% - 19% Depreciation Rate 1.9% 2.1% EBIT Profit Rate 11.4% 12.5% Net Income Rate 7.3% 8.5% 78

Capital Allocation Strategy Through 2020 Capital Structure Objective • Maintain financial flexibility required to execute strategic plan Current Plan Requirements • Capital expenditures – Average $225 million per year – Average 50 – 60 net new stores worldwide - 2015 and beyond • Fund shareholder dividends • Execute share repurchase program 79

Near - term growth opportunities 80 • Success not only in our Kids Foot Locker business, but in the growth of our children’s business across all banners, channels, and geographies • Customer segmentation in Germany for Foot Locker, Runners Point, and SideStep • Opportunity to grow the Foot Locker banner in existing markets, such as France, Poland, and Scandinavia • Exciting running product, assorted by banner • Knowledgeable associates to help customers choose the right product for their needs • Nike: House of Hoops, Yardline, Fly Zone, Jordan 23, Kicks Lounge • adidas: adi Originals Collective and The a - Standard • Puma: Performance Labs • Invest in more engaging, entertaining, and shopper friendly sites • Unparalleled cohesion between the customer store experience and the on - line experience • Invest in technologies to enable our inventory to become accessible to all customers

Intermediate and long - term growth opportunities 81 • Cumulative sales lift of store remodel programs • Increase Apparel penetration and profitability • Potential expansion of Runners Point and Sidestep banners outside their current markets • Technology investments, such as our new merchandise allocation system • Team sales and services • Women’s business • True omni - channel operations

82 • Aggressively pursue European expansion opportunities • Deliver exceptional growth in Women’s • Build a more powerful Digital business with customer - focused channel connectivity • Build on our i ndustry - leading team by embracing the power of our People • Expand our leading position in Kids’ • Drive performance in the Core Business with compelling customer engagement • Build Apparel penetration and profitability BE A TOP QUARTILE PERFORMER • EBIT: 12.5% • Inventory Turns: > 3.0 • Sales: $10 billion • Sales per gross square foot: $600 • Net Income: 8.5% • ROIC: 17% To be the leading global retailer of athletically inspired shoes and apparel. EXECUTE STRATEGIES ACHIEVE RESULTS

Investor Meeting March 16, 2015